Exhibit 99.01

Mississippi Power Kemper County IGCC Project	Table of Contents	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2013

Project Costs and Summary 1

Key Contracts Over $10M 2

Project Updates 3
- Safety
- Schedule
- Permits and Approvals

Mississippi Economic Impact 4

Liberty Mine Summary 8

Mississippi Power Kemper County IGCC Project	Project Costs and Summary Total Project	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2013

Table 1: Capped Plant Costs (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through September 2013	Confirmed Cost %
Land	$32.1	$0.0	$31.9	99%
EPC	3,687.3	158.2	2,888.6	82%
Transmission	95.6	0.0	92.6	97%
Fuel Facilities	131.3	(0.5)	107.5	82%
Pre Commercial Operations	175.1	42.3	51.3	30%
Project Development	58.5	1.0	54.6	93%
Start Up Fuel / Energy	11.4	(0.2)	0.1	
DOE CCPI2 Funding	(245.3)	0.0	(245.3)	
Ad Valorem	25.5	7.0	9.8	38%
Contingency	103.2	(59.7)	0.0	
Total Plant	4,074.8	148.1	2,991.0	
Deduction for Cap Exceptions (BC/FM/CIL)	(54.7)	0.0	-	
Total Plant Subject to Cost Cap	$4,020.0	$148.1	$2,991.0	80%

Table 2: Exemptions and Exceptions (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through September 2013
Mine *(details on p.8)*	$244.6	$0.0	$223.9
CO2 Pipeline	114.9	0.0	87.8
Regulatory and Other Asset Accounts	90.9	16.3	55.2
Project AFUDC - Non Mine	425.8	78.7	232.2
Process Development Allowance	46.5	0.0	15.0
Beneficial Capital	47.6	0.0	-
Force Majeure	2.7	0.0	-
Change in Law	4.5	0.0	-
Total Exemptions and Exceptions	$977.5	$94.9	$614.0

Table 3: Total Project Costs (in millions of dollars)

Cost Category	Current View
Total Plant Subject to Cost Cap	$4,020.0
Total Exemptions and Exceptions	977.5
Total Project Cost (1)	$4,997.5

(1) This amount has not been reduced for the Company's $1.14 billion estimated loss on the plant costs in excess of the cost cap.

Major Items and Milestones Achieved

- The purchase of 2,968 acres for the plant site has been completed.
- Earthwork has been completed at the water reservoir and lignite delivery facility areas. Concrete, underground piping, electrical duct bank, and structural steel work are all 99% complete. Process piping installation is 57% complete. Cable installation is 65% complete.
- Major milestones completed include the first fire of the Combustion Turbine B on September 4, 2013 and synchronization of the Steam Turbine to the electrical grid on October 5, 2013.
- On September 18, Mississippi Power sold the Air Separation Unit (ASU) to Air Liquide. Air Liquide will own and operate the ASU to supply nitrogen to the plant.
- Construction is complete on the three 115kV line rebuild projects. The four new 230kV lines and the mine service line are complete and energized. Construction is complete on eight substations and the Sweatt - Sykes fiber line.
- The treated effluent pipeline, natural gas pipeline, and CO_2 pipeline installation is 100% complete. Closeout activities remain on all three pipelines.
- Long term contracts have been signed for the sale of CO_2, sulfuric acid and ammonia.
- Subject to Commission approval and the completion of several milestones, SMEPA will have a 15% ownership interest in the Project.

Mississippi Economic Impact

- Mississippi workforce contributed 1,735 construction jobs in September for the Project. A total of 481 Mississippi companies have provided construction, equipment, material or professional services for the Project.

Overall Project Status

- Mississippi Power has revised the scheduled in-service date for the Kemper IGCC to the fourth quarter 2014 primarily as the result of lower-than-planned installation levels for piping as well as abnormally wet weather. Costs in Tables 1 and 2 reflect the revised in-service date.

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Mississippi Power Kemper County IGCC Project	Key Contracts over $10M	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2013

Table 4: Key Contracts Over $10M

(in millions of dollars)	Issue Initial Inquiry	Award Date	Current View	Variance from Previous Month
Equipment and Material Contracts Over $10M *(Represents 92% of total equipment and material contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		**$1,496.3**	**($22.2)**
Steam Turbine Generator	**Nov-07**	**Aug-08**		
Gas Turbines	**Dec-08**	**Aug-09**		
Heat Recovery Steam Generators	**Oct-09**	**Jun-10**		
Syngas Coolers	**Jan-10**	**May-10**		
Transport Gasifiers	**Jan-10**	**May-10**		
Fluid Bed Dryers	**Mar-10**	**Jul-10**		
Air Compressors	**Apr-10**	**Sep-10**		
Nitrogen Generation System	**Jun-10**	**Dec-10**		
Particulate Control Device (PCD) Systems	**Nov-10**	**Sep-11**		
Generator Step-up Transformers	**Jul-10**	**Jan-11**		
Station Service Transformers	**Jul-10**	**Dec-10**		
Coal Dense Phase Conveyors	**Sep-10**	**Nov-10**		
Coal Lock Vessels	**Aug-10**	**Jan-11**		
Water Treatment System	**Jul-10**	**Feb-11**		
Structural Steel	**Sep-10**	**Dec-10**		
Heat Exchangers	**Apr-10**	Multiple		
Chemical Reactors	**Jul-10**	Multiple		
Vessels	**Jun-10**	Multiple		
Heat Exchangers	**Jul-10**	Multiple		
Compressors	**Jun-10**	Multiple		
Catalyst	**Jul-10**	Multiple		
Pumps	**Jun-10**	Multiple		
Drums	**Jan-10**	Multiple		
Unit Chillers	**Jul-10**	Multiple		
Construction Piping	**Jun-10**	Multiple		
Instrumentation & Controls	**Oct-10**	Multiple		
Electrical	**Apr-11**	Multiple		
Transmission Line Structures	**May-11**	Multiple		
Construction Contracts Over $10M *(Represents 99% of total construction contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		**$1,597.9**	**$157.8**
Cut and Fill Excavation	**Jul-10**	**Aug-10**		
Underground	**Nov-10**	**Jan-11**		
Concrete	**Nov-10**	**Jan-11**		
Gasifier General Contractor	**Apr-11**	**Jul-11**		
Combined Cycle General Contractor	**Oct-11**	**Dec-11**		
Water Lateral	**Jul-11**	**Sep-11**		
Architectural Buildings	**Feb-11**	Multiple		
Cooling Tower	**Feb-10**	**Sep-10**		
Insulation	**Jan-12**	**Jun-12**		
Field Erected Tanks	**Nov-10**	**Feb-11**		
Water Storage Pond	**Nov-11**	**Dec-11**		
Gas Clean-up & By Products	**Oct-11**	**Dec-11**		
Turbine Generator	**Nov-11**	**Dec-11**		
HRSG Erection	**Aug-11**	**Sep-11**		
Piling	**Sep-10**	**Dec-10**		
Ash Storage	**Nov-11**	**Dec-11**		
Total			**$3,094.2**	**$135.6**

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Mississippi Power Kemper County IGCC Project	Project Updates	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2013

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2013

Economic Impact

Table 5: Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
3 D Trucking	Louisville	Professional Service	Capitol Hardware Company, Inc.	Jackson	Professional Services
3point Technologies	Columbus	Professional Service	Cassady & Associates, Inc.	Gulfport	Professional Services
4 County Electric Power Association	Columbus	Construction	Carter Miller Associates	Meridian	Professional Services
A E Allen	Pass Christian	Construction	Cavco, Inc	Bailey	Construction
A&B Electric	Meridian	Professional Services	Central Culvert & Pipe	Philadelphia	Material
AA Calibration Services	Yazoo City	Professional Service	Central Mississippi Communications	Kosciusko	Professional Services
ABF Freight	Jackson	Material	Central Office Supply	Kosciusko	Construction
Accu-Fab & Construction, Inc	Moss Point	Material	Central Pipe Supply Inc	Jackson	Material
ADCO Companies Ltd	Brandon	Equipment	Chain Electric Co.	Hattiesburg	Construction
AES Limited PC	Meridian	Construction	Chancellor Supply	Laurel	Material
Aggreko Cooling Tower Service	Ridgeland	Equipment	Chet's Paint & Body Shop	Meridian	Professional Services
Air Center of Mississippi	Jackson	Material	Chevron Products	Moss Point	Equipment
Air Management, LLC	Meridian	Construction	Chris Haynes Electric Supply	Jackson	Materials
Air Tool Supply	West Point	Material	Cintas Corporation	Jackson	Construction
Airgas South	Meridian	Construction	Cintas FAS	Jackson	Professional Services
AJA Management	Jackson	Professional Services	City of Meridian	Meridian	Professional Services
Al Covington / Bill Oubre	Meridian	Construction	Cives Steel Co.	Rosedale	Material
All Brand Foods	Hattiesburg	Professional Services	Collins and Null	Hattiesburg	Professional Services
All Clean Janitorial	DeKalb	Professional Services	Collinsville Hardware	Meridian	Material
All Safe Technologies	Gulfport	Professional Services	Commercial Interiors	Long Beach	Professional Services
All Star Printing	Columbus	Materials	Comsouth	Meridian	Professional Services
Almetek Industries Inc	Ridgeland	Material	Consolidated Electrical Distributors Inc	Gulfport	Material
American Controls	Amory	Material	Consolidated Pipe & Supply Co	Pascagoula	Material
American Fire & Safety	Laurel	Professional Services	Contract Fabricators, Inc.	Holly Springs	Equipment
American Forest Management	Meridian	Professional Services	Cornett Bolt & Screw	Gulfport	Material
American Rental	Philadelphia	Construction	CSS Document Solutions	Meridian	Professional Services
American Supply Co Inc	Jackson	Material	CTC, Inc	Louisville	Material
Appraisers Associated Ltd.	Meridian	Professional Services	Custom Creations and More	Meridian	Construction
Aquaterra Engineering LLC	Madison	Professional Services	D&E Construction Co Inc	Meridian	Construction
Argus Analytical	Jackson	Professional Services	DACO LLC	Columbus	Professional Services
Asplundh Tree Expert Co	D'Iberville	Construction	Daily Equpment Co Inc	Jackson	Construction
B Clean	Laurel	Professional Services	David L. Moon	Collinsville	Construction
Baker Ready Mix	Louisville	Material	Davidson Hauling & Constrction	Marion	Material
Balch & Bingham, LLP	Gulfport	Professional Services	Davis Trailer	Moselle	Construction
Barnhart Crane & Rigging	Jackson	Construction	Deep South Services LLC	Hickory	Material
Bay Pest Control	Ocean Springs	Professional Services	Design Precast and Pipe	Gulfport	Construction
Bayou Management Inc	Columbus	Professional Services	Dickerson Petroleum	Kosciusko	Construction
Bellavilla Community Club	Bailey	Construction	Ditch Witch of Mississippi	Pearl	Construction
Betty Luke	Bailey	Professional Services	Dixie Mat & Hardwood Co Inc	Sandy Hook	Material
Bill Oakley Consulting Hydrologist, Inc.	Brandon	Professional Services	Douglas Inc.	Jackson	Professional Service
Bill's Trailer Sales	Ackerman	Materials	Dowdle Gas Company	DeKalb	Construction
Black Brothers, Inc.	Ackerman	Construction	Dr. David Lang, PhD	Starkville	Professional Services
Blackwell Shepards Locksmith	Meridian	Professional Services	DZ Atlantic	Moss Point	Equipment
Blaine's Trailer Rental & Sale	Richland	Construction	E. Patrick Cassady & Associates Inc.	Gulfport	Professional Services
BMI Environmental Services	Gulfport	Professional Services	Earl Dudley Associated	Jackson	Construction
Bonds of Love Ministries	DeKalb	Construction	East Mississippi Electric Power Assoc.	Meridian	Construction
Broadmoor Home	Meridian	Construction	ECO Systems, Inc.	Jackson	Professional Services
Brown & Mitchell	Gulfport	Construction	Eddie J. Briggs, Attorney-at-law	Madison	Professional Services
Brunini	Jackson	Professional Services	Educational Furniture & Equipment Co.	Meridian	Construction
Buckwalter Stadium Inc.	Meridian	Construction	Eley Guild Hardy Architects	Biloxi	Professional Services
Burkhalter Rigging Inc	Columbus	Construction	Endom Welding & Trailer Repair	Ellisville	Construction
Burk's Aviation	Hattiesburg	Professional Services	Engineering Plus	Meridian	Professional Services
Business Interiors	Jackson	Professional Services	Engineering Services	Jackson	Professional Services
Can't Be Beat Fencing	Perkinston	Construction	Eutaw Construction	Aberdeen	Construction
Capital Concrete Cutting Inc	Clinton	Materials	F L Clayton Trust	Meridian	Construction

continued on page 5

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2013

Economic Impact *(continued from page 4)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Faison Office Products Co LLC	Gulfport	Construction	Infolab, LLC	Clarksdale	Professional Services
Fastenal	Philadelphia	Material	Ivy Consulting	Quitman	Professional Services
FC&E Engineering LLC	Brandon	Professional Services	J & J Contractors	Collinsville	Professional Services
Ferguson Enterprises	Jackson	Equipment	J W Lee Company, Inc	Gulfport	Equipment
Firestone	Meridian	Professional Services	Jackson Bolt & Screw	Jackson	Material
Fish and Fisher	Jackson	Construction	James Self Inc dba JSI Communication	Pearl	Material
Fluid Process & Pumps	Florence	Material	JH Haynes Electric Co Inc	Gulfport	Professional Services
Forest Services, Inc.	Pelahatchie	Professional Services	Joe McGee Construction	Lake	Construction
Forestry Suppliers	Brandon	Construction	John B. Stewart Real Estate Appraiser	Canton	Professional Services
Fraley Dozer Service	Collins	Construction	John C Stennis Memorial Hospital	DeKalb	Professional Services
Fulton Line Service	Preston	Construction	John Fayard Moving & Warehousing, LLC	Gulfport	Materials
G & O Supply Co. Inc.	Houston	Material	John's Welding	Meridian	Professional Services
Gary G. Williams, Appraisals	Flowood	Professional Services	Johnson Surveying	Collinsville	Professional Services
Genesis Telecommunications	Collinsville	Professional Services	K. C. Garbage & Solid Waste	DeKalb	Construction
GEO Products	Madison	Material	Kelly Services	Gulfport	Professional Services
George's Auto Parts	Meridian	Construction	Kemper Construction Supply	DeKalb	Material
Geotechnical Engineering Assoc.	Ridgeland	Professional Services	Kemper County Messenger	DeKalb	Professional Services
Gipson Steel Inc	Meridian	Construction	Kemper Electric Supply	DeKalb	Material
Glassworx	Philadelphia	Material	Knesal Engineering Services, Inc.	Gulfport	Professional Services
Glenn Hollingsworth Enterprise LLC	Hickory	Construction	Knowles Material Co	Jackson	Material
Glenn Machine Works	Columbus	Construction	L & M Carpet Cleaning	Meridian	Professional Services
Glover Young Walton & Simmons, PLLC	Meridian	Professional Services	Lauderdale County Farm Supply	Meridian	Materials
Godwin Group	Jackson	Professional Services	Lawyers PLLC	Meridian	Professional Services
Goforth Forest Management, Inc.	Meridian	Professional Services	Layne Christenson	Jackson	Construction
GraRock Trucking	Macon	Construction	LPK Architects	Meridian	Professional Services
Greenway Construction	Wiggins	Construction	Luke Printing Company	Meridian	Professional Services
Gulf Coast Fence	Pascagoula	Construction	Lyle Machinery Company	Jackson	Equipment
Gulf Office Systems Inc	Saucier	Professional Services	M G Dyess Inc	Bassfield	Construction
Gulf Sales & Supply	Pascagoula	Construction	M&M Holdings	Kilmichael	Materials
Gulf South Survey & Environmental	Biloxi	Professional Services	Magnolia Steel Co, Inc.	Meridian	Professional Services
H & H Chief Sales	Carthage	Construction	Mailroom Consultants	Jackson	Professional Services
H & H Construction	Greenwood	Construction	Malouf	Greenwood	Construction
H & P Leasing, Inc.	Flowood	Construction	Mar-Com Comm, Inc.	Decatur	Construction
Hampton & Associates Law Office	DeKalb	Professional Services	Marion Water Department	Marion	Construction
Hanson	Gulfport	Construction	Mars Manufactured Homes	Meridian	Construction
Hargrove Engineers Constructors	Pascagoula	Professional Services	Martin Supply (MISCO)	Saltillo	Materials
Havard Pest Control	Hattiesburg	Professional Services	Martin Truck & Tractor	Columbus	Construction
HD Supply Waterworks LTD	Pearl	Material	Marvin's	Meridian	Material
Heartland Pump Rental & Sales Inc	Horn Lake	Construction	Mary Joyce Angero	Meridian	Construction
Heblon Heating & Air Conditioning	Meridian	Construction	Max Floor Specialist	Brandon	Professional Services
Hemphill Construction	Florence	Construction	McElroy Plumbing & Heating	Meridian	Construction
Henderson Steel Corp	Marion	Construction	Medical Foundation (Rush Hospital)	Meridian	Professional Services
Herring Gas Co Inc.	Philadelphia	Construction	MEI Electical Inc	Philadelphia	Construction
Hi Grade Gin Corporation	Winona	Construction	Melvin Chaney Jr Real Estate Appraiser	Madison	Professional Services
HJM Forest Resource Management	DeKalb	Professional Services	Mercury Aviation Inc	Flowood	Professional Services
Holliday Construction	Poplarville	Construction	Meridian Community College	Meridian	Professional Services
Holloway Termite & Pest Services	Meridian	Professional Services	Meridian Tire & Brake	Meridian	Professional Services
Hooper Electronics	Pascagoula	Material	Micro Methods Laboratory Inc	Ocean Springs	Professional Services
Hotel & Restaurant Supply	Meridian	Material	Mid South Welding	Meridian	Construction
Howard Industries	Laurel	Equipment	Mikropul	Iuka	Equipment
HRD Safety	Jackson	Material	Miller Enterprises	Hattiesburg	Construction
Hughes Brothers Inc	Jackson	Material	MillerCo Inc.	Gulfport	Construction
Ice Plant	Meridian	Construction	Milton's A/C Service	DeKalb	Construction
Industrial Machine & Manufacturing	Meridian	Professional Services	Mississippi Beverage Water, LLC	Meridian	Construction
Industrial Steel Corp.	Jackson	Construction	Mississippi Department of Transportation	Jackson	Construction

continued on page 6

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2013

Economic Impact *(continued from page 5)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Mississippi State University	Starkville	Professional Services	South Mississippi Hydroseeding	Wiggins	Construction
Missouth Vital Records	Meridian	Professional Services	Southern Business Supply	Meridian	Construction
Mitchell Sign, Inc.	Meridian	Professional Services	Southern Chevrolet	DeKalb	Construction
MMC Material	Meridian	Construction	Southern Colonel Homes Inc	Hattiesburg	Construction
Modular Space Corp	Jackson	Construction	Southern Natural Resources, Inc.	Stewart	Professional Services
Motion Industries	Meridian	Materials	Southern Pine Electric	Taylorsville	Equipment
Mowdy Cabinetry	Meridian	Professional Services	Southern Pipe & Supply Co Inc	Gulfport	Material
MSC Industrial	Meridian	Materials	Southern Surveyors Group LLC	Gulfport	Professional Services
Neel Schaffer	Jackson	Professional Services	Southern Tire Mart	Meridian	Construction
Nehring	Ridgeland	Material	Southern Waste Disposal	Meridian	Construction
Newell Paper Company	Meridian	Materials	SPCS Inc	Gulfport	Professional Services
NGK Locke Inc	Ridgeland	Material	Specialty Fencing	Meridian	Construction
NL Carson	Carthage	Construction	Specialty Fuel	Kosciusko	Construction
North Mississippi Medical Center	Eupora	Professional Services	Starkville Computers	Starkville	Construction
Northwest Kemper Water Association	Preston	Construction	Stevie Holiday	DeKalb	Professional Services
Office Furniture Jackson CIN	Ridgeland	Construction	Stribling Equipment	Jackson	Construction
Office Innovations	Ridgeland	Construction	Strickland Companies	Columbus	Construction
ORR Safety Corp	Jackson	Material	Structural Steel Services	Meridian	Material
Pac Services	Biloxi	Professional Services	Stuart C. Irby Co.	Meridian/Jackson	Material
Pearson Services	Louisville	Construction	Sturgis Mat	Ackerman	Material
Perfect Touch Contractors LLC	DeKalb	Construction	Sudden Service	Louisville	Construction
Perma R Products	Grenada	Material	Sunbelt Insulation	Lucedale	Material
Peterbilt Truck Center	Jackson	Construction	Sutton Lumber	Meridian	Material
Pettigrew Forestry Consultants	Kiln	Professional Services	Suzy Q Monogramming Screenprinting	Philadelphia	Construction
Pickering & Associates	Jackson	Professional Services	System Scale	Jackson	Equipment
Plan House Printing and Graphics	Tupelo	Professional Services	T K Stanley	Waynesboro	Material
Powell Transportation	Columbia	Material	Taylor Machine Works	Louisville	Construction
Preformed Line Products Co	Ridgeland	Material	Terracon Consultants	Madison	Professional Services
Print Plus	Meridian	Professional Services	The 1869 Group LLC	Jackson	Construction
Pritchard Engineering	Starkville	Professional Services	The Bolt Co dba Henderson Bolt	Meridian	Material
Pro Turf, Inc.	Winona	Construction	The McGinnis Lumber Company	Meridian	Material
Procall Services	Biloxi	Professional Services	The Service Company of Mississippi	Meridian	Professional Services
Progressive Pipeline	Meridian	Construction	Thomas Refrigeration	Meridian	Professional Services
ProModular	Jackson	Construction	Threaded Fasteners	Gulfport	Material
Provine Helicopter Service, Inc.	Greenwood	Professional Services	Tice Engineering	Wiggins	Professional Services
Puckett Machinery Co	Jackson	Construction	Tim Parker Construction	Soso	Construction
Puckett Rents Inc	Jackson	Construction	Timber Craft, Inc.	DeKalb	Professional Services
Quality Welding & Fabrication	Columbia	Equipment	Tolbert Chevrolet	Philadelphia	Construction
Ralph L. Morgan	Meridian	Material	Tooney's Tire Center	DeKalb	Professional Services
Richard R. Hite Appraisal, LLC	Canton	Professional Services	Town of DeKalb	DeKalb	Construction
Robert's Sewing Machine Parts	Meridian	Professional Services	Town of Marion	Marion	Construction
Robinson Electric Supply Co Ind	Meridian	Material	Tri-State Consulting Services	Philadelphia	Professional Services
Rush Care	Meridian	Professional Services	Trucker's Supply	Meridian	Construction
Ryan Motors Inc	Hattiesburg	Construction	TST&E, LLC	Carriere	Construction
S&S Welding	Ellisville	Professional Services	U Save Car & Truck Rental	Meridian	Construction
Sam Oswalt & Son, Inc.	Starkville	Construction	Underwood Sales Inc	Ovett	Construction
Sanders Air & Heat	Meridian	Professional Services	United Fence	Meridian	Construction
Sanders Gas	Meridian	Construction	United Rentals N.A. (formally RSC Eqmt)	Meridian	Construction
Sequel Electrical Supply	Meridian	Material	Vice Brothers Unlimited	Moss Point	Material
Service Master	Marion	Professional Services	Vice Construction Co.	Moss Point	Construction
Sherwin Williams	Meridian	Material	Vick's Paint & Body Shop	DeKalb	Professional Services
Sign's Plus of Meridian	Meridian	Construction	Volvo Rents	Hattiesburg	Construction
Singley Construction Co	Columbia	Construction	Vulcan	Laurel	Material
Sirmon & Associates	Pelahatchie	Professional Services	W G Yates & Sons Construction	Biloxi	Construction
Slay Steel Inc	Meridian	Material	W.L. Cook	Bailey	Professional Services

continued on page 7

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2013

Economic Impact *(continued from page 6)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work
Walker Audio	Biloxi	Professional Services
Walley Forestry	Ellisville	Professional Services
Waring Oil Company LLC	Vicksburg	Material
Waste Management	Tupelo & Meridian	Professional Services
Waste Pro of MS	Meridian	Professional Services
Waters International	Meridian	Material
Waters Truck & Tractor	Kosciusko	Construction
Waterstone Business Strategies	Brandon	Professional Services
Watson Quality Ford	Jackson	Construction
Watt Equipment	DeKalb	Construction
Wilkerson Construction	DeKalb	Construction
William Clay	DeKalb	Construction
Woodall Electric Inc	Meridian	Professional Services
Yard Services	Meridian	Professional Services

Total Mississippi Contracts - Tier 1 and Tier 2 (in millions of dollars)	**$874**
Total Mississippi Spend through September 2013 - Tier 1 and Tier 2 (in millions of dollars)	**$844**

Mississippi Workforce	**Plant**	**Mine**	**Total**
Construction Jobs	**1,627**	**108**	**1,735**
Plant/Mine Jobs	**109**	**105**	**214**

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Mississippi Power Kemper County IGCC Project	Liberty Mine Summary	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2013

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